UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 1, 2015

Dominion Midstream Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-36684	46-5135781
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Tredegar Street

Richmond, Virginia 23219

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (804) 819-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As reported in a Current Report on Form 8-K filed by Dominion Midstream Partners, LP (the Partnership) on April 1, 2015 (the Original Filing), amended as of June 5, 2015 (Amendment No. 1), the Partnership closed the acquisition of Dominion Carolina Gas Transmission, LLC (DCGT) from Dominion MLP Holding Company II, Inc., a wholly owned subsidiary of Dominion Resources, Inc., on April 1, 2015. This amendment is being filed to correct inadvertent errors in the unaudited pro forma financial statements of the Partnership filed with Amendment No. 1 in connection with this acquisition.

No other modification to the Original Filing, as amended, is being made by this amendment.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.2	Unaudited pro forma consolidated financial statements of Dominion Midstream Partners, LP as of and for the year ended December 31, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION MIDSTREAM PARTNERS, LP

	By:	Dominion Midstream GP, LLC,
its general partner

Date: June 23, 2015
	By:	/s/ Michele L. Cardiff
	Name:	Michele L. Cardiff
	Title:	Vice President, Controller and
Chief Accounting Officer